UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015

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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)

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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This current report on Form 8-K is being filed to update the financial statements of Cimpress, N.V. (the “Company”) to reflect the Company’s new and reorganized reportable business segments and the impact of such changes upon the financial statements and the related notes as originally reported in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (the “Form 10-K”). We are also updating certain other items in the Form 10-K to conform to the new and reorganized segment reporting.

Effective July 1, 2014, we reorganized our business to better reflect our management structure and revenue streams as well as to better identify the operational and geographic scope of our segments. The change resulted in two reportable segments:

•
Vistaprint Business Unit - Aggregates the operations of our core Vistaprint branded business in the North America, Europe, Australia and New Zealand markets, and our Webs branded business, which is managed with the Vistaprint-branded digital business in the previously listed geographies.

•
All Other Business Units - Includes the operations of our Albumprinter, Printdeal, Pixartprinting, and Most of World business units. Our Most of World business unit is focused on our emerging market portfolio, including operations in India and Japan. These business units have been combined into one reportable segment based on materiality.

Consistent with our historical reporting, the cost of our global legal, human resource, finance, facilities management, software and manufacturing engineering, and the global component of our IT operations functions are generally not allocated to the reporting segments and are instead reported and disclosed under the caption "Corporate and global functions." Corporate and global functions is a cost center and does not meet the definition of an operating segment. Prior to this change our reportable segments were North America, Europe and Most of World.

In this Form 8-K, we are providing prior-period reclassified segment information resulting from these organizational changes. The Company’s consolidated financial statements covering periods beginning on July 1, 2014 will reflect modifications to our previous reportable segments resulting from this reorganization, including reclassification of all comparative prior period segment information.

Accordingly, the exhibits to this Report include the following items of Form 10-K, which have been updated to conform to the current segment reporting:

Exhibit 99.1 — Item 1: Business
Exhibit 99.2 — Item 1A: Risk Factors
Exhibit 99.3 — Item 2: Properties
Exhibit 99.4 — Item 5: Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities
Exhibit 99.5 — Item 6: Selected Financial Data
Exhibit 99.6 — Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.7 — Item 8: Financial Statements and Supplementary Data

The information in this Report is deemed incorporated by reference into our registration statements filed under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

See the Exhibit Index attached to this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2015	CIMPRESS N.V.

	By:	/s/Sean E. Quinn
Sean E. Quinn
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Item 1: Business
99.2	Item 1A: Risk Factors
99.3	Item 2: Properties
99.4	Item 5: Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities
99.5	Item 6: Selected Financial Data
99.6	Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations
99.7	Item 8: Financial Statements and Supplementary Data
101
The following materials, formatted in Extensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income, (iv) Consolidated Statements of Shareholders' Equity, (v) Consolidated Statements of Cash Flows, and (vi) Notes to Consolidated Financial Statements.